Pension and Postretirement Benefits - Effect of One Percentage Point Change in Health Care Cost Trend Rates (Detail) (Postretirement [Member], USD $) In Thousands, unless otherwise specified	12 Months Ended
Dec. 30, 2012
Postretirement [Member]
Effect of 1% increase in health care cost trend rates [Abstract]
APBO	$ 7,092
Dollar change	426
Percent change	6.40%
Effect of 1% decrease in health care cost trend rates [Abstract]
APBO	6,308
Dollar change	$ (358)
Percent change	(5.40%)